Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of United Community Banks, Inc. (“United”) on Form 10-Q for the period ending March 31, 2003 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jimmy C. Tallent, President and Chief Executive Officer of United, and I, Rex S. Schuette, Executive Vice President and Chief Financial Officer of United, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of United.

                                                                                                                By:          /s/ Jimmy C. Tallent
                                                                                                                                Jimmy C. Tallent
                                                                                                                                President and Chief Executive Officer

                                                                                                                By:          /s/ Rex S. Schuette
                                                                                                                                Rex S. Schuette
                                                                                                                                Executive Vice President and
                                                                                                                                Chief Financial Officer

                                                                                                                                Date:  May 15, 2003